STATEMENT OF ADDITIONAL INFORMATION
Ultra Series Fund
550 Science Drive
Madison, Wisconsin 53711

Supplement dated October 29, 2013 to
Statement of Additional Information dated May 1, 2013

HIGH INCOME FUND

The Higher-Risk Securities and Practices Table in the section entitled “INVESTMENT PRACTICES – Higher-Risk Securities and Practices” is revised to change the High Income Fund’s investment limitation relating to restricted securities from 30% to 50% of the Fund’s portfolio assets.